SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

SP Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.
[ ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]	$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

April 12, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of SP Bancorp, Inc. (the “Company”), the holding company for SharePlus Federal Bank (the “Bank”). The Annual Meeting will be held at the Westin Stonebriar Hotel, 1549 Legacy Drive, Frisco, Texas, at 2:00 p.m. Texas time on Thursday, May 17, 2012.

The enclosed Notice of Annual Meeting and proxy statement describe the formal business to be transacted. During the Annual Meeting we will also report on our operations. Our directors and officers will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The Annual Meeting is being held so that stockholders will be given an opportunity to elect three directors, consider and approve the SP Bancorp, Inc. 2012 Equity Incentive Plan and ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accountants for the year ending December 31, 2012.

For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote “FOR” the election of each of the directors, “FOR” the approval of the 2012 Equity Incentive Plan and “FOR” the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accountants 2012.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

Jeffrey L. Weaver

President and Chief Executive Officer

SP Bancorp, Inc.

5224 W. Plano Parkway

Plano, Texas 75093

(972) 931-5311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 17, 2012

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of SP Bancorp, Inc. will be held at the Westin Stonebriar Hotel, 1549 Legacy Drive, Frisco, Texas, on Thursday, May 17, 2012 at 2:00 p.m., Texas time.

A proxy statement and proxy card for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of three directors of SP Bancorp, Inc.;

2.	The approval of the SP Bancorp, Inc. 2012 Equity Incentive Plan;

3.	The ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accountants for the year ending December 31, 2012; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 31, 2012 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

By Order of the Board of Directors

Diane Stephens

Corporate Secretary

Plano, Texas

April 12, 2012

IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2012: THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND SP BANCORP, INC.’S 2011 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.PROXYDOCS.COM/SPBC.

PROXY STATEMENT

SP BANCORP, INC.

5224 W. Plano Parkway

Plano, Texas 75093

(972) 931-5311

ANNUAL MEETING OF STOCKHOLDERS

MAY 17, 2012

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of SP Bancorp, Inc. to be used at our Annual Meeting of Stockholders (the “Meeting”), which will be held at the Westin Stonebriar Hotel, 1549 Legacy Drive, Frisco, Texas, on Thursday, May 17, 2012 at 2:00 p.m., Texas time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about April 12, 2012.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. Please sign and return your proxy to our corporate secretary at SP Bancorp, Inc. in order for your vote to be counted. Where no instructions are indicated, signed proxies will be voted “FOR” the proposals set forth in this proxy statement for consideration at the Meeting.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to our Secretary, Diane Stephens, at our address shown above, or by filing a duly executed proxy bearing a later date or by voting in person at the Meeting. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to our Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Except as otherwise noted below, holders of record of our common stock (“common stock”) at the close of business on March 31, 2012 (the “Voting Record Date”) are entitled to one vote for each share held. As of the Voting Record Date, there were 1,716,800 shares of common stock outstanding. The presence in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting.

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

Persons and groups who beneficially own in excess of five percent of our common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”).

The following table sets forth the beneficial ownership of our common stock held by our directors and executive officers, individually and as a group, and all individuals known to management to own more than 5% of our common stock as of the Voting Record Date. The business address of each director and executive officer and of the SharePlus Federal Bank Employee Stock Ownership Plan is 5224 W. Plano Parkway, Plano, Texas 75093.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)		Percent of All Common Stock Outstanding

Five Percent Stockholders:
Ryan Heslop (2) Ariel Warszawski Firefly Value Partners, LP FVP GP, LC Firefly Management Company GP, LLC FVP Master Fund, LP 551 Fifth Ave., 36th Floor New York, New York 10176	138,000		8.0%

Oppenheimer-Spence Financial Services Partnership L.P. (3) Oppenheimer-Close International, Ltd. Oppvest, LLC Oppvest II, LLC Philip V. Oppenheimer Carl K. Oppenheimer 119 West 57th Street, Suite 1515 New York, NY 10019	99,874		5.8

Stilwell Value Partners I (4) Stilwell Value Partners II Stilwell Partners Stilwell Value LLC Joseph Stilwell 111 Broadway, 12th Floor New York, New York 10006 Stilwell SALI Fund (4) Stilwell Advisors 315 Clocktower Commons Brewster, New York 10508	161,600		9.4

Labrador Partners L.P. (5) Farley Associates II LLC Newfoundland Partners L.P. FA Newfoundland LLC Farley Capital II L.P. Stephen Farley LLC Stephen L. Farley 780 Third Avenue, 31st Floor New York, New York 10017	172,200		10.0

SharePlus Federal Bank Employee Stock Ownership Plan	127,439		7.4

Directors and Executive Officers:
Directors and Nominees
Paul M. Zmigrosky	20,700		1.2
Carl W. Forsythe	15,000		*
David C. Rader	20,000		1.2
Lora J. Villarreal	—		—
Jeffrey B. Williams	6,200		*
P. Stan Keith	5,000		*
Christopher C. Cozby	15,000		*
David Stephens	18,000		1.0
Jeffrey L. Weaver	19,584	(6)	1.1

Executive Officers (Other than Directors)
Suzanne C. Salls	7,836	(7)	*
M. Gaye Rowland	5,585	(8)	*

All directors and executive officers as a group (11 persons)	132,905		7.7%

*	Less than 1%.

(1)

In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.

(2)	Based on an Amended Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012.
(3)	Based on an Amended Schedule 13G filed with the Securities and Exchange Commission on January 27, 2012.
(4)	Based on a Schedule 13D filed with the Securities and Exchange Commission on February 28, 2011.
(5)	Based on a Schedule 13G filed with the Securities and Exchange Commission on March 24, 2011.
(6)	Includes 100 shares owned of record by Mr. Weaver’s minor son and 476 shares allocated to Mr. Weaver’s ESOP account.
(7)	Includes 336 shares allocated to Ms. Salls’ ESOP account.
(8)	Includes 326 shares allocated to Ms. Rowland’s ESOP account.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on the Voting Record Date. If your shares are held through a broker, bank or similar holder of record, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or other holder of record. As the beneficial owner, you have the right to direct your broker or other holder of record how to vote by filling out a voting instruction form that accompanies these proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.

If you participate in the SharePlus Federal Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold Company common stock through the SharePlus Federal Bank 401(k) Plan (the “401(k) Plan”), you will receive vote authorization forms for the plans that reflect all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to provide voting instructions for all shares credited to his or her 401(k) Plan account and held in the SP Bancorp, Inc. Stock Fund. Shares for which no voting instructions are given or for which instructions were not timely received will be voted in the same proportion as shares for which voting instructions were received. The deadline for returning your ESOP and 401(k) Plan voting instructions is May 10, 2012.

As to the election of the directors, the proxy card provided by the Board of Directors enables a stockholder to vote “FOR” the election of the nominees proposed by the Board of Directors or to “WITHHOLD AUTHORITY” to vote for the nominees being proposed. Under Maryland law and our Articles of Incorporation and Bylaws, directors are elected by a plurality of the shares voted at the Meeting without regard to either broker non-votes or proxies as to which the authority to vote for the nominee is withheld. A plurality vote requirement means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

As to the approval of the SP Bancorp, Inc. Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval of the Plan; (ii) vote AGAINST the approval of the Plan; or (iii) ABSTAIN from voting on such matter. The affirmative vote of a majority of the votes cast at the special meeting, without regard to broker non-votes or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this matter.

As to the ratification of McGladrey & Pullen, LLP as our independent registered public accountants, by checking the appropriate box a stockholder may vote “FOR” the item, vote “AGAINST” the item or

“ABSTAIN” from voting on the item. The ratification of independent registered public accountants must be approved by a majority of the shares voted at the Meeting without regard to broker non-votes or proxies marked “ABSTAIN.”

In the event at the time of the Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by Diane Stephens, the Corporate Secretary of SharePlus Federal Bank, who has been designated the inspector of election by our Board of Directors.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of nine persons, and is divided into three classes with one class of directors elected each year. Directors are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Our Nominating and Corporate Governance Committee has nominated P. Stan Keith, Lora J. Villarreal and Jeffrey B. Williams each to serve as directors for a three-year term. Messrs. Keith and Williams and Ms. Villarreal are currently members of the Board of Directors and have agreed to serve, if elected.

The table below sets forth certain information, as of the Voting Record Date, regarding the Board of Directors and executive officers. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any of the nominees and any other person pursuant to which the nominees were selected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Name	Age	Positions Held	Director Since	Term Expires

		NOMINEES

P. Stan Keith	52	Director	2010	2012
Lora J. Villarreal	68	Director	2011	2012
Jeffrey B. Williams	42	Director	2008	2012

		DIRECTORS CONTINUING IN OFFICE
Paul M. Zmigrosky	59	Chairman of the Board	1998	2013
David C. Rader	63	Director	2010	2013
Christopher C. Cozby	48	Director	2010	2013
Carl W. Forsythe	54	Director	2002	2014
David L. Stephens	60	Director	2007	2014
Jeffrey L. Weaver	55	President, Chief Executive Officer and Director	2005	2014

		EXECUTIVE OFFICERS
Suzanne C. Salls	53	Senior Vice President and Chief Financial Officer
Thomas H. Heslep *	53	Senior Vice President, Commercial Lending
Gaye Rowland	56	Senior Vice President, Retail Lending
L. Wayne Christensen *	67	Senior Vice President, Mortgage Warehouse Lending

*	Officer of SharePlus Federal Bank

The Business Background of Our Directors and Executive Officers

The business experience for the past five years of each of our directors and executive officers is set forth below. With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the board of directors to determine that the person should serve as a director. Each director is also a director of SharePlus Federal Bank. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

Directors:

Paul M. Zmigrosky recently retired as Senior Vice President of strategic sourcing for PepsiCo Americas Foods, which includes Frito-Lay and Quaker Oats. Mr. Zmigrosky was with PepsiCo for more than 30 years, and held numerous leadership positions in both operations and finance as well as strategic sourcing. He graduated from Duquesne University in Pittsburgh and holds an MBA from the University of Texas. Mr. Zmigrosky’s executive management experience provides the Board with general business acumen. Additionally, his years of experience with one of the Bank’s former sponsor companies provide the Board with insight as to how to best service the banking needs of this part of the Bank’s customer base.

Dr. Lora J. Villarreal, Ph.D. has been an Executive Vice President of Affiliated Computer Services Inc. (“ACS”), and has been its Chief People Officer since 2007. Dr. Villarreal serves as Senior Vice President and Chief People Officer of ACS State Healthcare, LLC. Dr. Villarreal has more than 20 years of business, human resources and administration experience. She served as President of Affiliated Computer Services, Inc., holding company of ACS-Heritage Information Systems. Inc. Prior to employment with ACS, Dr. Villarreal served as President of the Human Resources Group, Inc. Dr. Villarreal also served as Vice President of Human Resources for Transamerica Real Estate Information Companies. Additionally, she served various positions with First Data Resources, including vice president of administration for a start-up operation in Mexico City, which included human resources, training, purchasing, facilities and public relations. She holds a Bachelor of Science degree from Bellevue University, a master of science degree from Central Michigan University and a Ph.D. in philosophy and management from California Coast University. Dr. Villarreal’s vast professional experience in the areas of business, human resources and administration make her a valuable asset to the Board and to the Compensation Committee on which she serves.

Jeffrey L. Weaver is President and Chief Executive Officer of the Company (since its formation in 2010) and the Bank, since July 2005. Previously, he served as an Executive Vice President of a multi-billion dollar bank in Dallas, Texas. Mr. Weaver has over 30 years of diverse banking and management experience with both national and regional banking institutions. He earned his B.A. from Southwestern University, Georgetown, Texas, and his MBA from Baylor University. He currently serves on the board of the Dallas After School Network. Mr. Weaver’s significant and varied banking experience as well as continued participation in financial industry trade associations provides the Board with a perspective on the day-to-day operations of the Bank, local business opportunities, and assists the Board in assessing the trends and developments in the financial institutions industry on a local and national basis.

Carl W. Forsythe is President and CEO of Globe Composite Solutions, Ltd., a privately held manufacturer of high-performance composite components for industrial and military applications, a position he has held since 2002. Mr. Forsythe is also a business advisor to SLO Down Wines, Inc. and iCracked, Inc. He has held numerous executive positions at both private and public companies including: Advanta Mortgage Company; Home Savings/H.F. Ahmanson; Bank One; Michigan National Bank; and Comerica Bank. Mr. Forsythe began his career at Ford Motor Company. He holds a BA in Biochemistry from Columbia University and an MBA from Cornell University. Mr. Forsythe’s executive management experience in numerous enterprises, including regional and national financial service companies, provides the Board with general business acumen.

Jeffrey B. Williams is an attorney and founding partner of the law firm Williams Anderson LLP in Dallas, a position he has held since 2009. From 2005 to 2008, Mr. Williams served as General Counsel of a hospitality/real estate development firm. From 2000 to 2005, Mr. Williams was an associate attorney with the international law firm Vinson & Elkins L.L.P., working in its Business and International Section. He holds a BBA in International Business and Entrepreneurship from Baylor University, and received his Juris Doctor from Georgetown University Law Center. His legal experience provides the Board with insight on legal matters involving the Bank and the Company, and his local contacts with customers and businesses assist the Bank with business generation and product offerings.

David C. Rader recently retired as Executive Vice President and Chief Financial Officer for Frito-Lay North America. He served in this position since 1998. He earned both his BS in Electrical Engineering and his MBA from Ohio State University. Mr. Rader’s executive management experience provides the Board with general business acumen. Additionally, his years of experience as a chief financial officer of a corporation, including expertise in financial accounting and SEC reporting, provides the Board and the Audit Committee of the Board with valuable financial accounting experience.

P. Stan Keith is President and Chief Executive Officer of Promettre International Ventures, Inc., a closely held investment corporation involved in angel, early-stage private equity ventures, strategic real estate development financings, and proprietary trading platforms. He has served in this position since 1992. He was a co-founder of CompUSA, Inc. and served from 1987-1992 as Executive Vice-President-Finance, Chief Financial Officer, Secretary and Treasurer. Mr. Keith is a Certified Public Accountant (Texas) and received his BBA in Accounting from the University of Oklahoma. Mr. Keith’s experience in managing the operations of business enterprises provides the Board with general business acumen, and his background as a certified public accountant and senior executive at a high growth public company provides the Board insight into the accounting and reporting issues faced by the Bank and the Company, and in assessing strategic transactions.

Christopher C. Cozby is Senior Vice President at CB Richard Ellis, a commercial real estate firm based in Los Angeles offering a full range of services for property owners, tenants and investors, where he in charge of Retail Investments Sales for Texas and the surrounding southwest states. He has served in that position since April 2010. Prior to CB Richard Ellis, Mr. Cozby was a principal at Thackeray Partners, a real estate private equity firm. Mr. Cozby graduated from the University of Texas with a BA in Economics. Mr. Cozby’s experience with local and regional real estate sales and development provides the Board with assistance in assessing local real estate values, trends and developments, in identifying potential new lending customers and in assessing the relative risk of projects and properties securing loans made by the Bank.

David L. Stephens is President and Chief Executive Officer of Stephens Management Group, which currently includes Pinnacle Excavation, Bayco Properties & Millennium Imports of Dallas. Mr. Stephens has owned automobile dealerships since 1993 after having served for 13 years in various management positions at Ford Motor Company and was the first African-American auto dealer for Jaguar and Audi brands. He serves on the boards for Paul Quinn College, Baylor Health Care System Foundation Dallas, and the Crystal Charity Ball Advisory Board. He is active in the local United Negro College Fund, American Cancer Society, Crystal Charity Ball, Dallas Museum of Art, the Ron Springs and Everson Walls Gift For Life Foundation, and the African American Museum, among others. Mr. Stephens received his BS in Business Administration from Southern University. Mr. Stephens’ experience in managing the operations of many business enterprises provides the Board with general business acumen.

Executive Officers Who Are Not Also Directors:

Suzanne C. Salls is Senior Vice President/Chief Financial Officer of the Company since its formation in 2010 and of the Bank, since 2005. She has over 25 years of experience in the financial services industry. She began her career as an auditor with KPMG and later transitioned into banking, serving various accounting and management roles in several Texas community banks. She is a Certified Public Accountant and obtained a Bachelor of Business Administration in Accounting from Texas Tech University, where she graduated cum laude.

Thomas H. Heslep, Jr. is Senior Vice President Commercial Lending of SharePlus Federal Bank, a position he has held since February 2012. Prior to this appointment, since February 2011 Mr. Heslep served as Vice President of the Bank’s Commercial Lending Division. Prior to joining SharePlus Federal Bank in February 2011, Mr. Heslep served as a Senior Vice President of a regional financial institution. Mr. Heslep has over 25 years of banking experience. Mr. Heslep is a graduate of the Southwestern School of Banking at Southern Methodist University, and he also holds a B.B.A. in Marketing/Management from Stephen F. Austin State University.

M. Gaye Rowland is Senior Vice President Retail Lending of SharePlus Federal Bank, a position she has held since 2007. Prior to this appointment, she ran her own mortgage company for several years and managed lending for several Dallas banks. She has over 30 years’ experience in the banking industry. Ms. Rowland attended Illinois State University, Arizona State University and several banking schools, including Risk Management Association and Bank Administration Institute.

L. Wayne “Chris” Christensen is Senior Vice President, Mortgage Warehouse Lending of SharePlus Federal Bank, a position he has held since March 2011. Prior to joining SharePlus Federal Bank, from 2009 until 2011, Mr. Christensen served as an Executive Vice President-Mortgage Lending for another financial institution and prior to this he served as an Executive Vice President-Mortgage Operations for a national bank. Mr. Christensen has over 35 years of executive management experience in the banking industry specializing in mortgage and mortgage warehouse lending. He earned his BS in Business Management from the University of Utah and his MBA from Southern Methodist University.

Director Qualifications

In considering and identifying individual candidates for director, our Nominating and Corporate Governance Committee and our board of directors takes into account several factors that they believe are important to the operations of the Company and the Bank, as a community banking institution. With respect to specific candidates, the board and Committee assess the specific qualities and experience that such individuals possess, including: (1) overall familiarity and experience with the market areas served by the Bank and the community groups located in such communities; (2) knowledge of the local real estate markets and real estate professionals; (3) contacts with and knowledge of local businesses operating in the Bank’s market area; (4) professional and educational experience, with particular emphasis on real estate, legal, accounting or financial services; (5) experience with the local governments and agencies and political activities; (6) any adverse regulatory or legal actions involving the individual or entity controlled by the individual; (7) the integrity, honesty and reputation of the individual; (8) experience or involvement with other local financial services companies and potential conflicts that may develop; (9) the past service with the Company or its subsidiaries and contributions to their operations; and (10) the independence of the individual. While the board of directors and the Committee do not maintain a written policy on diversity which specifies the qualities or factors the board or Committee must consider when assessing board members individually or in connection with assessing the overall composition of the board, the board and Committee take into account: (1) the effectiveness of the existing board of directors or additional qualifications that may be required when selecting new board members; (2) the requisite expertise and sufficiently diverse backgrounds of the board of directors’ overall membership composition; and (3) the number of independent outside directors and other possible conflicts of interest of existing and potential members of the board of directors. Additionally, the charter of the Nominating and Corporate Governance Committee includes a statement that it and the board of directors believe that diversity is an important component of the board of directors, including such factors as background, skills, experience, expertise, gender, race and culture.

Board Independence

The board of directors has determined that each of our directors, with the exception of President and Chief Executive Officer Jeffrey Weaver, is “independent” as defined in the listing standards of the Nasdaq Stock

Market. Mr. Weaver is not independent because he is one of our executive officers. There were no transactions not required to be reported under “—Transactions With Certain Related Persons,” below that were considered in determining the independence of our directors.

Board Leadership Structure and Risk Oversight

To assure effective and independent oversight of management, the Board of Directors separated the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between these two roles in management of the Company. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board. The Chairman of the Board is an independent, non-management role.

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews reports from members of senior management on areas of material risk to the Company, including credit, financial, operational, liquidity, legal and regulatory risks. In reviewing the reports, the full Board, or the appropriate Committee in the case of risks that are under the purview of a particular Committee, discuss with the members of senior management responsible for the areas covered by the reports how risks have been identified and what strategies and procedures have been put in place to mitigate risks. When a Committee receives a report, the Chairman of the relevant Committee communicates the results of the report review to the full Board at the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules or the listing standards of the Nasdaq Stock Market. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Meetings and Committees of the Board of Directors

We conduct business through meetings of our board of directors and its committees. During 2011, the board of directors of SP Bancorp, Inc. had four regular meetings and no special meetings. The board of directors of SP Bancorp, Inc. has established the following standing committees: the Compensation Committee, the Nominating and Corporate Governance Committee and the Audit Committee. Each of these committees operates under a written charter, which governs their composition, responsibilities and operations. Each of the written charters is available at our website, www.shareplus.com. Each member of each of these committees is considered “independent,” as defined in the Nasdaq corporate governance listing standards (and, in the case of the Audit Committee, under applicable federal securities rules).

The table below sets forth the directors of each of the listed standing committees, and the number of meetings held by each committee during the year ended December 31, 2011. The board of directors of SP Bancorp, Inc. has designated director David Rader as an “Audit Committee Financial Expert” for the Audit Committee, as that term is defined by the rules and regulations of the Securities and Exchange Commission.

	Nominating and Corporate Governance Committee	Compensation	Audit
	Jeffrey B. Williams *	Lora J. Villarreal *	David C. Rader *
	Lora J. Villarreal	Christopher C. Cozby	Carl W. Forsythe
	P. Stan Keith	David L. Stephens	P. Stan Keith
Jeffrey B. Williams

Number of Meetings in 2011:	2	4	4

*	Denotes committee chair as of December 31, 2011.

Compensation Committee.  The Compensation Committee reviews annually the compensation levels of the executive officers and the fee level of directors and recommends compensation and fee changes to the full Board of Directors. The Committee intends that executive compensation be structured so as to attract, develop and retain talented executive officers and directors who are capable of maximizing our performance for the benefit of our stockholders. The Committee also seeks to set compensation and fee levels that are competitive in the markets in which we operate.

We encourage directors, officers and employees to own shares of our common stock, as their means permit. However, we do not currently have any stock ownership guidelines for our executive officers or directors.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee nominates individuals for election as directors.

The functions of the Nominating and Corporate Governance Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with the requirements for Board independence;

•	to review the committee structure and make recommendations to the Board regarding committee membership;

•	to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

•	to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third-party to assist in the identification of director nominees. The Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which we operate and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to the us and our stockholders; and

•	has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

In addition, the Committee will determine whether a candidate satisfies the qualifications requirements of our Bylaws.

Finally, the Committee will take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as independent for audit committee standards under the federal securities rules and as an audit committee financial expert.

Procedures for the Nomination of Directors by Stockholders.  The Nominating and Corporate Governance Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Committee will consider candidates submitted by our stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary at 5224 W. Plano Parkway, Plano, Texas 75093. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of our proxy materials for the preceding year’s annual meeting for a candidate to be considered for next year’s annual meeting of stockholders. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

•	the qualifications of the candidate and why the candidate is being proposed;

•

the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•

the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

•	a statement detailing any relationship between the candidate and us;

•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading “Stockholder Proposals.” We did not receive any outside submissions for Board nominees for the Meeting.

Stockholder Communications with the Board.  Any of our stockholders who wish to communicate with the Board or with any individual director may write to our Corporate Secretary, 5224 W. Plano Parkway, Plano, Texas 75093, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about us or a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

The Audit Committee.  The Audit Committee reviews our records and affairs to determine our financial condition, reviews with management and the independent auditors the systems of internal control, and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee reports to the Board on its activities and findings. The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating a firm of independent certified public accountants to audit our annual financial statements;

•	in consultation with the independent registered public accountants and the internal auditor, reviewing the integrity of our financial reporting processes, both internal and external;

•	approving the scope of the audit in advance;

•	reviewing the financial statements and the audit report with management and the independent registered public accountants;

•

considering whether the provision by the independent certified registered public accountants of services not related to the annual audit and quarterly reviews is consistent with maintaining the independent registered public accounting firm’s independence;

•	reviewing earnings and financial releases and quarterly reports filed with the SEC;

•	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

•	approving all engagements for audit and non-audit services in excess of specified amounts by the independent registered public accountants; and

•	reviewing the adequacy of the audit committee charter.

Audit Committee Report

Management has the primary responsibility for our internal controls and financial reporting processes. The independent registered public accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management, and the independent registered public accountants, our audited consolidated financial statements for the year ended December 31, 2011;

•

discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•

received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the independent registered public accountants their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011 and be filed with the SEC. In addition, the Audit Committee engaged McGladrey & Pullen, LLP as our independent registered public accountants for the year ending December 31, 2012, subject to the ratification of this appointment by our stockholders.

McGladrey & Pullen, LLP did not use the services of any persons other than its full-time permanent employees on its audit of our 2011 consolidated financial statements.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee

David C. Rader (Chairman)

Carl W. Forsythe

P. Stan Keith

Code of Ethics

We have adopted a Code of Ethics that is applicable to our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.shareplus.com. Amendments to and waivers from the Code of Ethics will also be disclosed on our website. There were no such amendments or waivers in 2011.

Attendance at Annual Meetings of Stockholders

We do not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable conflicts. All of our directors except for one were in attendance at our 2011 annual meeting of shareholders.

Executive Officer Compensation

Summary Compensation Table. The following table sets forth the total compensation paid to or earned by our Chief Executive Officer and President, Jeffrey Weaver, our Senior Vice President and Chief Financial Officer, Suzanne C. Salls, and our Senior Vice President-Retail Lending, Gaye Rowland, for the years ended December 31, 2011 and 2010. We refer to these individuals as “Named Executive Officers.”

Summary Compensation Table
Name and principal position with SharePlus Federal Bank	Fiscal Year Ended	Salary ($)	Bonus ($)	Non-Equity Incentive Compensation ($)	All other compensation(1) ($)	Total ($)
Jeffrey L. Weaver, President and Chief Executive Officer	2011 2010	249,962 245,060	9,641 —	41,101 75,750	83,426 75,316	384,130 396,126

Suzanne C. Salls, Senior Vice President and Chief Financial Officer	2011 2010	147,544 139,192	5,985 —	25,515 46,550	15,621 13,353	194,665 199,095

M. Gaye Rowland, Senior Vice President, Retail Lending	2011 2010	148,459 144,135	5,985 —	25,515 43,634	15,664 14,944	195,623 202,713

(1)

The amounts in this column reflect what we have paid for, or reimbursed, the applicable Named Executive Officer for various benefits and perquisites that we provide. In addition, we have increased the 2010 compensation reflected in this column and in the Total Compensation column by the following allocations under our employee stock ownership plan: $686 for Mr. Weaver, $469 for Ms. Salls and $474 for Ms. Rowlands. A break-down of the various elements of 2011 compensation in this column is set forth in the table immediately following.

	All Other Compensation
	Mr. Weaver	Ms. Salls	Ms. Rowland
Employer 401(k) Matching Contribution	$13,037	$7,300	$7,476
Employee Stock Ownership Plan	5,859	4,142	4,001
Personal Use of Auto	12,000	—	—
Non-qualified Deferred Compensation	45,116	—	—
Health Insurance	7,414	4,179	4,187

Total	$83,426	$15,621	$15,664

2011 Incentive Compensation Plan. SharePlus Federal Bank sponsored a 2011 Annual Incentive Plan for Executives (“2011 AIP”), which was administered by the Compensation Committee of the board of directors.

The Committee has the authority to select employees who will participate in the plan, determine the terms and conditions of the awards, and interpret the plan. The Committee also has the authority to increase, reduce or eliminate the final award determinations, based upon object or subjective criteria it deems appropriate.

Under the 2011 AIP, the Compensation Committee set the bonus pool at approximately 13.66% of pre-tax net income, net of the bonus accrual. For 2011, if pre-tax, pre-bonus net income equaled or exceeded the $2.33 million target, the maximum available bonus of each participant, as a percentage of such persons’ base salary, was determined to be between 10% and 30%, depending on each participant’s position. If pre-tax net income did not reach 50% of the targeted amount, no bonuses would be paid.

The available bonus amount varied depending on the actual pre-tax, pre-bonus net income achieved for the year, up to 300% of budgeted pre-tax, pre-bonus net income. We expected pre-tax, pre-bonus net income of $1.57 million and accrued for a bonus of approximately $230,000 (including taxes). In March 2012, based on the understanding that we had achieved our expected pre-tax, pre-bonus net income, we paid bonuses of $223,000. Subsequent to the payment of the 2011 bonus pool in March of 2012, but prior to the filing of the Company’s Annual Report on Form 10-K, a revised appraisal on a participated interest on an OREO property required a prior period adjustment of $200,000 which reduced our net income. Based on this adjustment, actual pre-tax, pre-bonus net income achieved for 2011 was $1.37 million, which would have generated a bonus pool of $187,000. Had this revision occurred prior to the distribution of awards, the bonus pool would have been approximately 19% less. The Committee considered this and chose not to reduce or claw-back the bonus for 2011. Instead, solely for bonus calculation purposes, the Committee will consider reducing net earnings in the 2012 year. Accordingly, since approximately 19% of the bonus pool was based on a discretionary determination by the Committee, we have reflected 19% of the amount paid as a “discretionary bonus” rather than “non-equity incentive compensation” in our Summary Compensation Table.

Assuming achievement of pre-tax net income at or above the threshold level, participants achieved a bonus for the year based on satisfaction of corporate/team goals and individual goals, using a scorecard model. Achievement of the corporate/team goal determined 70% of the individual’s bonus and achievement of individual goals determined up to 30% of such person’s bonus. The corporate/team goal was set as achievement of the pre-tax net income goal. The individual goals, on the other hand, were tailored to each position within SharePlus Federal Bank. Each individual has approximately three to four individual goals that are weighted based on relative importance and specific to their positions (which goals comprise 75% of the potential bonus for individual achievement) and five goals characterized as “competencies and behaviors” which measure the individual’s performance in five areas that directly relate to the Bank’s mission, vision and values, including: (i) always does what is right; (2) teamwork; (3) customer service focus; (4) community service; and (5) results focus.

For Mr. Weaver, the individual position-specific goals included, among other things, completing an update of the three year strategic plan, rollout of mortgage warehouse lending, management of non-performing assets, succession planning and development, and personal development goals. For Ms. Rowland, individual position-specific goals included, among other things, producing $68 million in mortgage and consumer loans, maintaining quality throughout the retail lending function, team development, and working with management to establish an ongoing program of community support and involvement within the defined Community Reinvestment Act assessment areas. For Ms. Salls, the individual position-specific goals included public company compliance including the first year Sarbanes-Oxley certification and implementation of XBRL, preparation to bring mortgage servicing in house with the addition of the ability to service for investors, and improving the efficiency of the bank holding company reporting processes.

2008 Nonqualified Deferred Compensation Plan. SharePlus Federal Bank adopted the 2008 Nonqualified Deferred Compensation Plan to provide selected executive employees with nonqualified deferred compensation, subject to vesting. The committee administering the plan selects the executive employees eligible to participate in the plan. At this time, the only participant in the plan is Jeffrey Weaver, our President and Chief

Executive Officer. A participant’s benefit under the plan consists solely of the net amount credited to his or her account. The participant’s account will be credited periodically with any interest or other investment earnings credited under the annuity contract or other investment alternative identified in the plan. Mr. Weaver’s account accrues interest measured under an annuity contract identified in a schedule to the plan. The amount credited to his account is also subject to a vesting schedule that vests Mr. Weaver at the rate of 20% per year, starting on the first anniversary of his initial participation date. Mr. Weaver’s account will also become 100% vested upon his death, disability or upon a change in control. In the event of his termination for cause, Mr. Weaver will forfeit his benefit. Payment of the plan’s benefit will be made in a single cash payment within 90 days of the earlier of the date on which his account becomes 100% vested or the date of the participant’s separation from service other than for cause. In the event of his death, payment will be made to the participant’s beneficiary.

Phantom Stock Plan. SharePlus Federal Bank adopted a Phantom Stock Plan in 2006 (and later amended) to provide participants with the opportunity to realize benefits commensurate with SharePlus Federal Bank’s performance and value creation. Employees and eligible directors selected by the committee established under the plan were granted awards of phantom stock units, the value of which would be based on increases in the net worth of SharePlus Federal Bank.

The Phantom Stock Plan has been terminated and all participants have been vested in their accounts. Phantom stock units with value will be cashed out by SharePlus Federal Bank not less than 12 months after the date of termination in accordance with Section 409A of the Internal Revenue Code. Ms. Rowland was the only one of our Named Executive Officers who was not fully vested at the termination date. Her account value that was distributed in 2011 was $1,584.

Tax Qualified Plans

401(k) Plan. SharePlus Federal Bank provides its employees with tax-qualified retirement benefits through a 401(k) plan. All employees who meet the age and service requirements may participate in the 401(k) plan. Participants may contribute up to 100% of their annual compensation to the plan on a pre-tax basis, subject to limits prescribed by law. SharePlus Federal Bank provides a 401(k) match equal to at least 5% of the participant’s salary. Employer contributions are subject to a six-year graded vesting schedule such that 20% of a participant’s discretionary contributions vest after two years of service and an additional 20% vest after each following year of credited service so that a participant is 100% vested in his or her discretionary contributions after six years of credited service. Participants in the 401(k) plan have the opportunity to purchase SP Bancorp, Inc. common stock in their plan accounts. Upon termination of employment, participants may elect to receive payments of their benefits in a lump sum or in installments.

Employee Stock Ownership Plan. SharePlus Federal Bank has adopted an employee stock ownership plan for eligible employees who have attained age 21 and are employed for one year in which they complete 1,000 hours of service. The employee stock ownership plan funded its initial stock purchase with a loan from SP Bancorp, Inc. equal to the aggregate purchase price of the common stock. The loan will be repaid principally through SharePlus Federal Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the anticipated 20-year term of the loan.

The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as SharePlus Federal Bank repays the loan. A participant becomes vested in his or her account balance at the rate of 20% per year over a 6-year period.

Equity Compensation Plan Disclosure

As of December 31, 2011, other than the ESOP, the Company had no compensation plans under which equity securities of SP Bancorp, Inc. are authorized for issuance.

Directors’ Compensation

The following table sets forth the compensation paid to our directors who are not also employees during the year ended December 31, 2011. Mr. Jeffrey Weaver, who is a director and is also our President and Chief Executive Officer, does not receive any retainer or fees for his service as a director. Information with respect to compensation paid to Mr. Weaver is included above in “Executive Officer Compensation – Summary Compensation Table.”

Director Compensation For the Year Ended December 31, 2011
Name	Fees Earned or Paid in Cash ($)	Total ($)
Christopher C. Cozby	$13,500	13,500
Carl W. Forsythe	13,500	13,500
Richard C. Holland (1)	7,800	7,800
P. Stan Keith	13,500	13,500
Lora J. Villarreal (2)	5,250	5,250
David C. Rader	12,600	12,600
David Stephens	12,600	12,600
Jeffrey B. Williams	13,500	13,500
Paul M. Zmigrosky	15,300	15,300

(1)	Mr. Holland resigned from the Board effective August 1, 2011.
(2)	Dr. Villarreal was appointed to the Board effective August 1, 2011.

Fees.  In the year ended December 31, 2011, SharePlus Federal Bank paid each director a monthly retainer of $600 ($750 for our Chairman of the Board) and $450 for each board meeting attended.

Transactions with Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits corporations from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for federally insured depositary institutions, such as SharePlus Federal Bank, provided these loans are made to our executive officers and directors in compliance with federal banking regulations. At December 31, 2011, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to SharePlus Federal Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.

In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the board of directors if the loan amount is greater than 5% of SharePlus Federal Bank’s capital, up to a maximum of $500,000. The aggregate amount of our loans to our executive officers and directors and their related entities was $2.8 million at December 31, 2011. As of December 31, 2011, these loans were performing according to their original terms and were made in compliance with federal banking regulations.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered with the SEC pursuant to Section 12(b) of the Exchange Act. Our officers and directors and beneficial owners of greater than 10% of our common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4, and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in our Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director, or 10% beneficial owner of our common stock to file a Form 3, 4, or 5 on a timely basis. Based on our review of such ownership reports, no officer, director or 10% beneficial owner of our common stock failed to file such ownership reports on a timely basis for the year ended December 31, 2011.

PROPOSAL II — APPROVAL OF THE SP BANCORP, INC.

2012 EQUITY INCENTIVE PLAN

The Board of Directors has approved for submission to stockholders for approval the SP Bancorp, Inc. 2012 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan is designed to provide officers, employees and directors of SP Bancorp, Inc. and its subsidiaries, including SharePlus Federal Bank, with additional incentives to promote the growth and performance of SP Bancorp, Inc. The Equity Incentive Plan is subject to stockholder approval and will become effective upon its implementation by the Board of Directors subsequent to satisfaction of applicable stockholder approval requirements. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. The Equity Incentive Plan will give us the flexibility we need to continue to attract and retain highly qualified individuals by offering a competitive compensation program that is linked to the performance of our common stock.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 241,500 shares of Company common stock pursuant to grants of restricted stock awards, restricted stock unit awards, incentive stock options, and non-qualified stock options. Of this total no more than 172,500 shares may be issued or delivered in the aggregate pursuant to the exercise of stock options, and no more than 69,000 shares may be issued or delivered pursuant to restricted stock awards and restricted stock unit awards.

The Equity Incentive Plan will be administered by the members of SP Bancorp, Inc.’s Compensation Committee who are “Disinterested Board Members,” as defined in the Equity Incentive Plan (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan’s purposes; and interpreting and otherwise construing the Equity Incentive Plan. The Equity Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of SP Bancorp, Inc. the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock is traded. Awards intended to be “performance-based” under Section 162(m) of the Internal Revenue Code may be granted by the Committee in order to be exempt from the $1.0 million limit on deductible compensation for tax purposes.

The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of SP Bancorp, Inc. or its subsidiaries, or as the form of payment for grants or rights earned or due under any other plan or arrangement of SP Bancorp, Inc. or its subsidiaries, including the plan of any entity acquired by SP Bancorp, Inc. or its subsidiaries.

The Equity Incentive Plan may be funded with authorized but unissued shares, currently held shares or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Eligibility

Employees and directors of SP Bancorp, Inc. and its subsidiaries, including SharePlus Federal Bank, are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee. Awards may be granted in a combination of incentive and non-qualified stock options or restricted stock, as follows:

Stock Options.  A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means the final sales price of SP Bancorp, Inc.’s common stock as reported on the date in question, or if SP Bancorp, Inc.’s common stock was not traded on such date, then on the last preceding date on which SP Bancorp, Inc.’s common stock was traded, and without regard to after-hours trading activity. If the shares are not listed or traded on an exchange, the fair market value will be the closing bid quotation with respect to shares on such date, as of the close of the market in New York City, without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Sections 422 and 409A of the Internal Revenue Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by personal, certified or cashier’s check, (ii) by tendering stock of SP Bancorp, Inc. owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, (iv) by net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price, or (iv) by any combination of the above. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock.  A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Prior to vesting of the restricted stock award, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award, however, unless otherwise determined by the Committee, any dividends declared on shares of restricted stock shall be distributed at the same time as dividends are distributed to other stockholders.

Restricted Stock Units.  A restricted stock unit is an award that is denominated in shares of common stock on the date of grant and is similar to a restricted stock award, except no shares of stock are actually issued to the award recipient on the date of grant of the restricted stock unit. Restricted stock units will be evidenced by an award agreement that will state the restricted period, the number of units granted, and other provisions pertinent to the award, such as the vesting period or market or performance conditions that must be satisfied in order to vest in the award. A recipient of a restricted stock unit will not have any voting rights with respect to such unit nor will the recipient be entitled to dividends when paid on shares of common stock. Upon the vesting of a restricted stock unit, the restricted stock unit will generally be settled in shares of SP Bancorp, Inc. common stock.

Prohibition Against Repricing of Options.  The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Limitation on or Adjustment of Awards Under the Equity Incentive Plan

To the extent any shares of stock covered by an award (including restricted stock awards or restricted stock units) under the Equity Incentive Plan are not delivered to a participant or beneficiary for any reason, including because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan. To the extent (i) a stock option is exercised by using an actual or constructive exchange of shares to pay the exercise price, (ii) shares of stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, or (iii) stock options are exercised by a net settlement of such stock options, then the number of shares of stock available shall be reduced by the gross number of stock options exercised rather than the net number of shares of stock issued.

In the event of a corporate transaction involving the stock of SP Bancorp, Inc. (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

Performance Features

General.  A federal income tax deduction for SP Bancorp, Inc. is generally unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer and three other most highly compensated officers (other than its chief financial officer) named in the summary compensation table. However, amounts that constitute “performance-based compensation” (under Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards or restricted stock units granted to any participant are intended to be performance-based compensation. Any restricted stock awards or restricted stock units designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures.  The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share; basic cash earnings per share; diluted earnings per share; core earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; core return on average assets; cash return on average assets; core return on equity, return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest margin; net interest rate spread; growth in assets, loans, or deposits; loan production volume; net charge-offs; non-performing loans; classified loans; cash flow; capital preservation (core or risk-based); interest rate risk exposure-net portfolio value; interest rate risk-sensitivity; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; stock price (including, but not limited to, growth measures and total shareholder return); operating expense as a percentage of average assets; core deposits as a percentage of total deposits; net charge-off percentage; average percentage past due; classified assets to total assets; or any combination of the foregoing. Performance measures may be based on the performance of SP Bancorp, Inc. as a whole or of any one or more subsidiaries or business units of SP Bancorp, Inc. or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to Section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.

Vesting of Awards

The Committee may specify vesting requirements on any award. If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with SP Bancorp, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement. Unless the Committee specifies otherwise, awards will vest at the rate of 20% per year commencing one year after the date of grant; subject to acceleration of vesting, to the extent specified by the Committee, in the event of death, disability, retirement or due to involuntary termination of employment of an employee or termination of service for a director following a change in control. Except with respect to restricted stock or restricted stock units subject to performance-based vesting conditions, the Committee has the authority and discretion under the Equity Incentive Plan to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to any award at any time after the grant of the award. Unless otherwise provided by the Committee, service as a director emeritus or advisory director will constitute service for purposes of vesting and, with respect to an employee who is also a director, continued service as a director following termination of employment will constitute service for purposes of vesting.

Change in Control

Unless otherwise stated in an award agreement as determined by the Committee, upon the occurrence of a change in control of SP Bancorp, Inc., all restricted stock awards and restricted stock units then held by a participant will become fully vested and all stock option awards shall become fully exercisable on the award recipient’s termination of service as a director or involuntary termination of employment (including a termination for good reason) following a change in control. For the purposes of the Equity Incentive Plan, a change in control generally occurs when: (a) SP Bancorp, Inc. or SharePlus Federal Bank merges into or consolidates with another entity, or merges another bank or corporation into SP Bancorp, Inc. or SharePlus Federal Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of SP Bancorp, Inc. or SharePlus Federal Bank immediately before the merger or consolidation; (b) there is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of SP Bancorp, Inc.’s or SharePlus Federal Bank’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of SP Bancorp, Inc.’s or SharePlus Federal Bank’s voting shares held in a fiduciary capacity by an entity of which SP Bancorp, Inc. directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (c) during any period of two consecutive years, individuals who constitute SP Bancorp, Inc.’s or SharePlus Federal Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of SP Bancorp, Inc.’s or SharePlus Federal Bank’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or SP Bancorp, Inc. or SharePlus Federal Bank sells to a third party all or substantially all of its assets.

Forfeiture

If SP Bancorp, Inc. is required to prepare an accounting restatement due to the material noncompliance of SP Bancorp, Inc., as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse SP Bancorp, Inc. the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the Securities and Exchange Commission of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse SP Bancorp, Inc. for all or any part of the amount of any payment in settlement of any award granted hereunder.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Incentive Plan related to repricing, materially increase the original number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the Equity Incentive Plan complies with current or future law and the Board of Directors may unilaterally amend the Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Effective Date and Duration of Plan

The Equity Incentive Plan will become effective when established and implemented by the Board of Directors subsequent to the satisfaction of the applicable stockholder approval requirements at this annual meeting. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options.  The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and SP Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options.  The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of SP Bancorp, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and SP Bancorp, Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock.  A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of the common stock and SP Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and SP Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit.  A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant, but will recognize taxable income once the restricted stock unit is settled in shares of common stock of SP Bancorp, Inc., typically when the restricted stock unit vests upon satisfaction of the vesting conditions. At the time that the restricted stock unit is settled for shares of common stock, the recipient will recognize ordinary income in an amount equal to the then fair market value of the common stock received and SP Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. If the settlement of the restricted stock unit by delivery of common stock of SP Bancorp, Inc. is delayed for more than two and one-half months beyond the vesting date of the restricted stock unit, the restricted stock unit may be deemed to be nonqualified deferred compensation and would be taxable in accordance with the rules of Section 409A of the Internal Revenue Code. Gains or losses realized by a participant upon disposition of common stock received in settlement of a restricted stock unit will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the common stock at the time received.

Withholding of Taxes.  SP Bancorp, Inc. may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to SP Bancorp, Inc. to satisfy the minimum tax withholding requirements.

Change in Control.  In the event of a change in control, outstanding unvested awards under the Equity Incentive Plan may be considered parachute payments that would cause an “excess parachute payment” under the Internal Revenue Code. An excess parachute payment may subject the participant to a 20% excise tax and preclude deduction by SP Bancorp, Inc.

Deduction Limits.  Section 162(m) of the Internal Revenue Code generally limits SP Bancorp, Inc.’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”). Restricted stock awards and restricted stock units, other than performance-based restricted stock awards and restricted stock units, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by SP Bancorp, Inc. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Under the Equity Incentive Plan, the maximum number of shares of stock, in the aggregate, that may be subject to stock options intended to be performance-based granted to any one employee during any calendar year shall not exceed 43,125. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards and performance-based restricted stock units that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. SP Bancorp, Inc. expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice.  The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. SP Bancorp, Inc. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Codification Standards Topic 718, SP Bancorp, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options, restricted stock and restricted stock units.

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the annual meeting, assuming a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN.

PROPOSAL III—RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS

Our independent registered public accountants for the year ended December 31, 2011 were McGladrey & Pullen, LLP. The Audit Committee has engaged McGladrey & Pullen, LLP to be the our independent registered public accountants for 2012, subject to the ratification of the engagement by our stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of McGladrey & Pullen, LLP for the year ending December 31, 2012. A representative of McGladrey & Pullen, LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

Stockholder ratification of the selection of McGladrey & Pullen, LLP is not required by our bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accountants to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of McGladrey & Pullen, LLP, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in our best interests of our stockholders.

Fees Paid to McGladrey & Pullen, LLP

Set forth below is certain information concerning aggregate fees billed for professional services rendered by McGladrey & Pullen, LLP during 2011 and 2010:

Audit Fees.  The aggregate fees billed to us by McGladrey & Pullen, LLP for professional services rendered by McGladrey & Pullen, LLP for the audit of our annual financial statements were $130,000 and $130,405 during the years ended December 31, 2011 and 2010, respectively.

Audit-Related Fees.  The aggregate fees billed to us by McGladrey & Pullen, LLP for technical accounting services rendered by McGladrey & Pullen, LLP that are reasonably related to the performance of the audit and review of the financial statements and that are not already reported in “Audit Fees,” above, including services relating to registration statements and applications related to the Company’s 2010 common stock offering, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by McGladrey & Pullen, LLP in connection with statutory and regulatory filings and engagements were $45,000 and $250,000 during the years ended December 31, 2011 and 2010, respectively.

Tax Fees.  The aggregate fees billed to us by McGladrey & Pullen, LLP for professional services rendered by McGladrey & Pullen, LLP for tax compliance, tax advice and corporate tax planning were $24,950 and $19,600 during the years ended December 31, 2011 and 2010, respectively.

All Other Fees.  There were no other fees billed to us by McGladrey & Pullen, LLP that are not described above during the years ended December 31, 2011 and 2010, respectively.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining McGladrey & Pullen, LLP’s independence. The Audit Committee concluded that performing such services does not affect McGladrey & Pullen, LLP’s independence in performing its function as our auditor.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services in excess of $5,000 provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. For 2011, all services were pre-approved by the Audit Committee.

Required Vote and Recommendation of the Board of Directors.

In order to ratify the selection of McGladrey & Pullen, LLP as independent auditors for 2012, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy, without regard to broker non-votes or proxies marked abstain.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 5224 W. Plano Parkway, Plano, Texas 75093, no later than December 13, 2012. Nothing in this paragraph shall be deemed to require SP Bancorp, Inc. to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

Our bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to our Secretary not less than 80 days nor more than 90 days prior to any such meeting; provided, however, that if less than 90 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, such written notice shall be delivered or mailed to and received by the Secretary at our principal executive office not later than the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The date on which the next Annual Meeting of Stockholders of SP Bancorp, Inc. is expected to be held is May 16, 2013. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before next year’s Annual Meeting of Stockholders must be given to SP Bancorp, Inc. no later than February 25, 2013. If notice is received after February 25, 2013, it will be considered untimely, and SP Bancorp, Inc. will not be required to present the matter at the meeting.

MISCELLANEOUS

We will bear the cost of solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, directors, officers, and our regular employees may solicit proxies personally, by telephone or by other forms of communication without additional compensation. We have retained Phoenix Advisory Partners, LLC to assist us in soliciting proxies, and have agreed to pay Phoenix Advisory Partners, LLC a fee of $5,000 plus reasonable expenses for these services.

A COPY OF OUR REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2011 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE VOTING RECORD DATE UPON WRITTEN REQUEST TO DIANE STEPHENS, SECRETARY, SP BANCORP, INC., 5224 W. PLANO PARKWAY, PLANO, TEXAS 75093.

BY ORDER OF THE BOARD OF DIRECTORS

Diane Stephens Secretary

Plano, Texas

April 12, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2012: THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND SP BANCORP, INC.’S 2011 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.PROXYDOCS.COM/SPBC.

Annex A

SP BANCORP, INC.

2012 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1        Purpose, Effective Date and Term.  The purpose of this SP Bancorp, Inc. 2012 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of SP Bancorp, Inc., a Maryland corporation (the “Company”), and its Subsidiaries, including SharePlus Federal Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan is May 17, 2012, the expected date of the approval of the Plan by the Company’s stockholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2        Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3        Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4        Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1        General.  Any Award under the Plan may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant. Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a)        Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)        Restricted Stock.  Restricted Stock means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)        Restricted Stock Units.  A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Compensation Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash.

Section 2.2        Stock Options

(a)        Grant of Stock Options.  Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)        Terms and Conditions.  A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option using a portion of shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

Section 2.3        Restricted Stock.

(a)        Grant of Restricted Stock.  Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards (other than those subject to performance-based vesting conditions under Section 2.5 hereof) shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement between SP Bancorp, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the SP Bancorp, Inc. 2012 Equity

Incentive Plan, copies of which are on file at the executive offices of SP Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Performance-based Restricted Stock Awards may or may not be issued and outstanding, in the discretion of the Committee. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)        Terms and Conditions.  Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)        Dividends.  Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. Notwithstanding the foregoing, no dividends shall be paid with respect to any Restricted Stock Awards subject to a performance-based vesting condition unless and until the Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date.

(ii)        Voting Rights.  Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii)        Tender Offers and Merger Elections.  Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4        Restricted Stock Units.

(a)        Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe.

(b)        Terms and Conditions.  Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)        A Restricted Stock Unit Award shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)        The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(iii)        Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit Award for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)        A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units.

Section 2.5        Performance-Based Compensation.  The vesting of any Restricted Stock Award or Restricted Stock Unit Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Options also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a)        Performance Measures.  Such performance measures may be based on any one or more of the following:

(i)        basic earnings per share;

(ii)       basic cash earnings per share;

(iii)      diluted earnings per share;

(iv)      core earnings per share;

(v)       diluted cash earnings per share;

(vi)      net income or net income before taxes;

(vii)     cash earnings;

(viii)    net interest income;

(ix)      non-interest income;

(x)       general and administrative expense to average assets ratio;

(xi)      cash general and administrative expense to average assets ratio;

(xii)     efficiency ratio;

(xiii)    cash efficiency ratio;

(xiv)    return on average assets;

(xv)     core return on average assets;

(xvi)    cash return on average assets;

(xvii)   core return on equity;

(xviii)  return on average stockholders’ equity;

(xix)    cash return on average stockholders’ equity;

(xx)     return on average tangible stockholders’ equity;

(xxi)    cash return on average tangible stockholders’ equity;

(xxii)   core earnings;

(xxiii)  operating income;

(xxiv)  operating efficiency ratio;

(xxv)   net interest margin;

(xxvi)    net interest rate margin or net interest rate spread;

(xxvii)   growth in assets, loans, or deposits;

(xxviii)  loan production volume;

(xxix)    net charge offs;

(xxx)     non-performing loans;

(xxxi)    classified loans;

(xxxii)   cash flow;

(xxxiii)  capital preservation (core or risk-based);

(xxxiv)  interest rate risk exposure - net portfolio value;

(xxxv)   interest rate risk sensitivity;

(xxxvi)   strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxxvii)   stock price (including, but not limited to, growth measures and total shareholder return);

(xxxviii)  operating expenses as a percentage of average assets;

(xxxix)    core deposits as a percentage of total deposits;

(xl)         net charge off percentage;

(xli)         average percentage past due;

(xlii)       classified assets to total assets; or

(xxviii)   any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)        Adjustments.  Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the

Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c)        Treatment on Retirement.  Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit Award that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.6        Vesting of Awards.  The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting one year after the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, disability, Retirement or Involuntary Termination of Employment (or Termination of Service for a Director) following a Change in Control). Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting. Unless otherwise provided by the Committee, with respect to an Employee who is also a Director, continued Service as a Director following termination of employment shall constitute Service for purposes of vesting.

Section 2.7        Deferred Compensation.  If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8        Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.        Effect of Termination of Service on Awards.  The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)        Upon a Participant’s Termination of Service for any reason other than due to Disability, Retirement, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination, and any Restricted Stock Award and Restricted Stock Unit Award that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)        In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Unit Awards granted to a Participant that has not vested shall expire and be forfeited.

(c)        Upon Termination of Service for reason of Disability or death, and if specifically provided by the Committee, upon Retirement (except in the case of Awards subject to performance-based vesting conditions under Section 2.5 hereof) all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Unit Awards shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Vested Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement or one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.

(d)        Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)        Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1        Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2        Share Limitations.

(a)        Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Two Hundred Forty-One Thousand Five Hundred (241,500) shares of Stock, One Hundred Seventy-Two Thousand

Five Hundred (172,500) shares of Stock of which are eligible to be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) and Sixty-Nine Thousand (69,000) shares of Stock that may be issued under the Plan as Restricted Stock Awards or Restricted Stock Unit Awards. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.

(b)        Computation of Shares Available.  For purposes of this Section 3.2 and in connection with the granting of Stock Options, Restricted Stock or Restricted Stock Units, the number of shares of Stock available for the granting of additional Stock Options, Restricted Stock and Restricted Stock Units shall be reduced by the number of shares of Stock in respect of which the Stock Options, Restricted Stock or Restricted Stock Units is granted or denominated. To the extent any shares of Stock covered by an Award (including Restricted Stock and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (3) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

(c)        Grants to Employees.  The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options intended to be performance-based compensation under Code Section 162(m) granted to any one Employee Participant pursuant to this Section 3.2 during any calendar year shall not exceed Forty-Three Thousand One Hundred Twenty-Five (43,125).

Section 3.3        Corporate Transactions.

(a)        General.  In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock and Restricted Stock Units, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock or Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)        Merger in which Company is Not Surviving Entity.  In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.4        Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)        Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)        Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1        Consequence of a Change in Control.  Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a)        At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director), provided however that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination of Employment following a Change in Control.

(b)        At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director), following a Change in Control, all Restricted Stock Awards and Restricted Stock Unit Awards then held by the Participant shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)        In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2        Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)        Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)        Acquisition of Significant Share Ownership:  There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

(c)        Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d)        Sale of Assets:  The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1        Administration.  The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2        Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)        the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and, except with respect to Awards issued with performance-based vesting conditions under Section 2.5 hereof, to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)        The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)        The Committee will have the authority to define terms not otherwise defined herein.

(d)        Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)        In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3        Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4        Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5        Committee Action.  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1        General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in

Section 2.7, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2        Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1        No Implied Rights.

(a)        No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)        No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)        No Rights as a Stockholder.  Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2        Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs)

under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock and Restricted Stock Units shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3        Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4        Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5        Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6        Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7        Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8        Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock or Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 (formerly, FAS 123R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9        Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10      Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11      Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12      No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13      Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Texas without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located within thirty (30) miles of the Company’s principal office, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14      Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15      Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16      Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)        in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)        in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)        in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17      Forfeiture Events.

(a)        The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)        If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes- Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1        In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)        “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)        “Award” means any Stock Option, Restricted Stock or Restricted Stock Units or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)        “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)        “Board” means the Board of Directors of the Company.

(e)        If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f)        “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)        “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)        “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)        “Committee” means the Committee acting under Article 5.

(j)        “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)        “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)        If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)        “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n)        “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o)        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)        “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(q)        “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r)        “Fair Market Value” means, with respect to a share of Stock on a specified date:

(i)        the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii)        if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii)        if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(s)        A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)        a material diminution in Participant’s base compensation;

(ii)        a material diminution in Participant’s authority duties or responsibilities;

(iii)        a change in the geographic location at which Participant must perform his duties that is more than fifty (50) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(vi)        any other action or inaction that constitutes a material breach by the Bank of this Agreement.

(t)        “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(u)        “Incumbent Directors” means:

(I)        the individuals who, on the date hereof, constitute the Board; and

(II)        any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments.

(v)        “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(w)        “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)        “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)        “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)        “Restricted Stock” has the meaning ascribed to it in Section 2.3.

(aa)      “Restricted Stock Unit Award” and “Restricted Stock Unit” has the meaning ascribed to them in Section 2.4.

(bb)      “Restricted Period” has the meaning ascribed to it in Section 2.4(b)(iii).

(cc)      “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(dd)      “SEC” means the United States Securities and Exchange Commission.

(ee)      “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ff)      “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(gg)      “Stock” means the common stock of the Company, $0.01 par value per share.

(hh)      “Stock Option” means an ISO or a Non-Qualified Option.

(ii)        “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(jj)        “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)        The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)        The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)        If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)        A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(v)        Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(vi)        With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(kk)      “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(ll)        “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2        In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)        actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)        references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)        in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)        references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)        indications of time of day mean Central Standard Time;

(f)        “including” means “including, but not limited to”;

(g)        all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)        all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)        the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)        any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)        all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

SP Bancorp, Inc.

ANNUAL MEETING OF SP BANCORP, INC.

Date: May 17, 2012

Time: 2:00 P.M. (Central Daylight Time)

Place: Westin Stonebriar Hotel, 1549 Legacy Drive, Frisco, Texas

Please make your marks like this: Use dark black pencil or pen only

Board of Directors Recommends a Vote FOR proposals 1, 2 and 3.

1: The election as director of the nominees listed below to serve for a three year term

For Withhold Directors Recommend

01 P. Stan Keith For

02 Lora J. Villarreal For

03 Jeffrey B. Williams For

For Against Abstain

2: The approval of the SP Bancorp, Inc. 2012 Equity Incentive Plan.For

3: The ratification of the appointment of McGladrey & Pullen, LLP as independent registered public accountants for the year ending December 31, 2012.

If you plan to attend the meeting and vote your shares in person, please mark this box

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here

Please Sign Here

Please Date Above

Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Please separate carefully at the perforation and return just this portion in the envelope provided.

SP Bancorp, Inc.

Annual Meeting of SP Bancorp, Inc. to be held on Thursday, May 17, 2012

This proxy is being solicited on behalf of the Board of Directors

INTERNET

VOTED BY:

TELEPHONE

Call

Go To

www.proxypush.com/spbc

Cast your vote online.

View Meeting Documents.

866-390-6279

OR

Use any touch-tone telephone.

Have your Proxy Card/Voting Instruction Form ready.

Follow the simple recorded instructions.

OR

MAIL

Mark, sign and date your Proxy Card/Voting Instruction Form.

Detach your Proxy Card/Voting Instruction Form.

Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints the full Board of Directors, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of SP Bancorp, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2 AND 3.

All votes must be received by 5:00 P.M., Eastern Time, May 16, 2012.

PROXY TABULATOR FOR

SP BANCORP, INC.

P.O. BOX 8016

CARY, NC 27512-9903

EVENT# CLIENT# OFFICE #

Revocable Proxy — SP Bancorp, Inc.

Annual Meeting of Stockholders

May 17, 2012, 2:00 P.M. (Central Daylight Time)

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints the full Board of Directors, each with full powers of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of SP Bancorp, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders on Thursday, May 17, 2012 at 2:00 p.m. at the Westin Stonebriar Hotel, 1549 Legacy Drive, Frisco, Texas and any and all adjournments thereof, as set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS

PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please separate carefully at the perforation and return just this portion in the envelope provided.

SP Bancorp, Inc.

ANNUAL MEETING OF SP BANCORP, INC.

Date:	May 17, 2012
Time:	2:00 P.M. (Central Daylight Time)
Place:	Westin Stonebriar Hotel, 1549 Legacy Drive, Frisco, Texas

Please make your marks like this: ☒ Use dark black pencil or pen only

Board of Directors Recommends a Vote FOR proposals 1, 2 and 3.

1: The election as director of the nominees listed below to serve for a three year term				Directors Recommend
	For		Withhold
¯
01 P. Stan Keith	☐		☐	For
02 Lora J. Villarreal	☐		☐	For
03 Jeffrey B. Williams	☐		☐	For

	For	Against	Abstain

2: The approval of the SP Bancorp, Inc. 2012 Equity Incentive Plan.	☐	☐	☐	For

3: The ratification of the appointment of McGladrey & Pullen, LLP as independent registered public accountants for the year ending December 31, 2012.	☐	☐	☐	For

Authorized Signature - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

SP Bancorp, Inc.

Annual Meeting of SP Bancorp, Inc.

to be held on Thursday, May 17, 2012

This proxy is being solicited on behalf of the SharePlus Federal Bank 401(k) Plan

INTERNET	VOTED BY:	TELEPHONE
Go To		866-390-6279
www.proxypush.com/spbc		• Use any touch-tonetelephone.
• Cast your vote online. • View Meeting Documents.	OR	• Have your Proxy Card/Voting Instruction Form ready.
• Follow the simple recorded instructions.

MAIL
OR • Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The Trustee of the SharePlus Federal Bank 401(k) Plan is hereby directed to vote my interest in the SP Bancorp, Inc. Stock Fund as indicated above. If I do not return this form in a timely manner or if I “ABSTAIN,” shares representing my interest in said plan will be voted as directed by the Plan administrator, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries.

All votes must be received by 5:00 P.M., Eastern Time, May 10, 2012.
PROXY TABULATOR FOR SP BANCORP, INC. P.O. BOX 8016 CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

401(k) Proxy Card — SP Bancorp, Inc.

Annual Meeting of Stockholders

May 17, 2012, 2:00 P.M. (Central Daylight Time)

This Proxy is Solicited on Behalf of the SharePlus Federal Bank 401(k) Plan

SP Bancorp, Inc. is forwarding this 401(k) Plan Proxy Card so that you may convey your individual voting instructions to the 401(k) Plan Trustee on the matters set forth herein and on such other business as may properly come before the Annual Meeting or any adjournment thereof. The Trustee is not aware of any other business to be brought before the Annual Meeting.

In order to direct the voting of the shares held in your account, you must either vote by internet, telephone or by completing, signing and dating this 401(k) Plan Proxy Card and return it in the accompanying postage-paid envelope.

Your 401(k) Plan Proxy Card must be received by the Proxy Tabulator no later than Thursday, May 10, 2012.

Your vote and the votes of other participants will be tallied by the Proxy Tabulator and the Trustee will:

1.	vote the shares held in the 401(k) Plan FOR or AGAINST (or in the case of director nominees, FOR or WITHHOLD) each proposal specified on the 401(k) Plan Proxy Card, based on the timely voting instructions received from participants; and
2.	vote the shares as to which participants have directed the Trustee to ABSTAIN, or as to which it has received no timely instruction, FOR or AGAINST (or in the case of director nominees, FOR or WITHHOLD) each proposal specified on the 401(k) Plan Proxy Card, as directed by the Plan administrator.

and in either case, so long as such vote is solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company’s common stock held in the 401(k) Plan will be voted either FOR or AGAINST (or in the case of director nominees, FOR or WITHHOLD) each proposal specified on the 401(k) Plan Proxy Card.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

SP Bancorp, Inc.

ANNUAL MEETING OF SP BANCORP, INC.

Date:	May 17, 2012
Time:	2:00 P.M. (Central Daylight Time)
Place:	Westin Stonebriar Hotel, 1549 Legacy Drive, Frisco, Texas

Please make your marks like this: ☒ Use dark black pencil or pen only

Board of Directors Recommends a Vote FOR proposals 1, 2 and 3.

1: The election as director of the nominees listed below to serve for a three year term				Directors Recommend
	For		Withhold
¯
01 P. Stan Keith	☐		☐	For
02 Lora J. Villarreal	☐		☐	For
03 Jeffrey B. Williams	☐		☐	For

	For	Against	Abstain
2: The approval of the SP Bancorp, Inc. 2012 Equity Incentive Plan.	☐	☐	☐	For

3: The ratification of the appointment of McGladrey & Pullen, LLP as independent registered public accountants for the year ending December 31, 2012.	☐	☐	☐	For

Authorized Signature - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

SP Bancorp, Inc.

Annual Meeting of SP Bancorp, Inc.

to be held on Thursday, May 17, 2012

This proxy is being solicited on behalf of the SharePlus Federal Bank ESOP

INTERNET	VOTED BY:	TELEPHONE
Go To		866-390-6279
www.proxypush.com/spbc		• Use any touch-tone telephone.
• Cast your vote online. • View Meeting Documents.	OR	• Have your ProxyCard/Voting Instruction Form ready.
• Follow the simple recorded instructions.
MAIL
OR • Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The Trustee of the SharePlus Federal Bank ESOP is hereby directed to vote the shares allocated to my account under the SharePlus Federal Bank ESOP as indicated above. If I do not return this ESOP Proxy Card in a timely manner or if I “ABSTAIN,” shares allocated to my ESOP account will be voted in proportion to the manner in which other participants have voted their shares, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries.

IF NO INSTRUCTION IS SPECIFIED AND THIS ESOP PROXY CARD IS RETURNED SIGNED, THIS FORM WILL BE CONSIDERED A VOTE FOR EACH OF THE PROPOSALS STATED ABOVE.

All votes must be received by 5:00 P.M., Eastern Time, May 10, 2012.
PROXY TABULATOR FOR SP BANCORP, INC. P.O. BOX 8016 CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

ESOP Proxy Card — SP Bancorp, Inc.

Annual Meeting of Stockholders

May 17, 2012, 2:00 P.M. (Central Daylight Time)

This Proxy is Solicited on Behalf of the SharePlus Federal Bank ESOP

SP Bancorp, Inc. is forwarding this ESOP Proxy Card so that you may convey your voting instructions to the ESOP Trustee on the matters to be considered at the Annual Meeting and on such other business as may properly come before the Annual Meeting or any adjournment thereof. SP Bancorp, Inc. is not aware of any other business to be brought before the Annual Meeting other than as set forth in the accompanying proxy statement. Your individual vote will not be revealed to SP Bancorp, Inc. In order to direct the voting of the shares allocated to your account, you must either vote by internet, telephone or by completing, signing and dating the ESOP Proxy Card and return it to the Proxy Tabulator.

Your ESOP Proxy Card must be received by the Proxy Tabulator no later than May 10, 2012.

Your vote and the votes of other participants will be tallied by the Proxy Tabulator and the Trustee will:

1.	vote the shares held in the ESOP FOR or AGAINST (or in the case of director nominees, FOR or WITHHOLD) each proposal specified on the ESOP Proxy Card, based on the timely voting instructions it has received from participants; and
2.	vote the shares as to which participants have directed the Trustee to ABSTAIN, or for which it has received no timely instruction, FOR or AGAINST (or in the case of director nominees, FOR or WITHHOLD) each proposal specified on the ESOP Proxy Card in the same proportion as shares for which it has received timely voting instructions to vote FOR or AGAINST; and
3.	vote any unallocated shares held in the ESOP in the same proportion as shares for which it has received timely voting instructions to vote FOR or AGAINST (or in the case of the director nominees, FOR or WITHHOLD) each proposal specified on the ESOP Proxy Card, and in either case, so long as such vote is solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of SP Bancorp, Inc.’s common stock held in the ESOP (including unallocated shares) will be voted FOR or AGAINST (or in the case of director nominees, FOR or WITHHOLD) each proposal specified on the ESOP Proxy Card.

Thus, if you provide timely voting instructions, you, in effect, will be voting the shares allocated to your ESOP account and participating in the voting . of unallocated shares and shares allocated to other ESOP participants’ accounts for which timely voting instructions are not received.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)